UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2010

Streamline Health Solutions, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-28132	31-1455414
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10200 Alliance Road, Suite 200, Cincinnati, OH	45242-4716
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (513) 794-7100

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management
Item 5.03 — Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
On July 22, 2010, the Board of Directors of Streamline Health Solutions, Inc. (the “Company”) approved certain amendments to the Company’s By-laws as attached hereto as Exhibit 3.1, which is incorporated herein by reference. Those amendments added advance notice provisions regarding the nomination of directors by stockholders at future annual meetings of the Company’s stockholders and any proposals by stockholders to be considered at stockholder meetings.
Item 9.01 Financial Statements and Exhibits
(d)	Exhibits

Exhibit	Description
3.1	Amendments to By-laws of Streamline Health Solutions, Inc. adopted July 22, 2010
Signatures
Pursuant to the requirements of the Securities Act of 1934, registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Streamline Health Solutions, Inc.
Date: July 23, 2010	By:	/s/ Donald E. Vick, Jr.
Donald E. Vick, Jr.
Interim Chief Financial Officer